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                                                                EXHIBIT 10.15





                                    PHILIP MORRIS
                    LONG-TERM DISABILITY BENEFIT EQUALIZATION PLAN




                              Effective January 1, 1989

                   (As amended and in effect as of January 1, 1996)

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                                  TABLE OF CONTENTS

                                                                     Page No.
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PHILIP MORRIS LONG-TERM DISABILITY BENEFIT
    EQUALIZATION PLAN - Preamble.....................................     1

    ARTICLE I........................................................     2
         DEFINITIONS.................................................     2
              (a)  Committee.........................................     2
              (b)  Compensation Limitation...........................     2
              (c)  Disability Benefit Equalization Allowance or
                   Allowance.........................................     2
              (d)  Long-Term Disability Plan.........................     2
              (e)  Plan..............................................     2
              (f)  Retirement Allowance..............................     2

    ARTICLE II.......................................................     3
         DISABILITY BENEFIT EQUALIZATION ALLOWANCES..................     3
              A.   Disability Benefit Equalization Allowances
                   payable under this Plan...........................     3
              B.   Commencement and termination of Disability
                   Benefit Equalization Allowances...................     3

    ARTICLE III......................................................     4
         FUNDS FROM WHICH ALLOWANCES ARE PAYABLE.....................     4

    ARTICLE IV.......................................................     5
         THE CORPORATE EMPLOYEE BENEFIT COMMITTEE AND ITS
              DELEGATEES.............................................     5

    ARTICLE V........................................................     6
         AMENDMENT AND DISCONTINUANCE OF THE PLAN....................     6

    ARTICLE VI.......................................................     7
         CHANGE IN CONTROL PROVISIONS................................     7
              A.   In the event of a Change of Control...............     7
              B.   Definition of Change of Control...................     7

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                                 PHILIP MORRIS
                LONG-TERM DISABILITY BENEFIT EQUALIZATION PLAN


         The Philip Morris Long-Term Disability Benefit Equalization Plan as hereinafter set forth shall govern the rights of an Employee or Disabled Employee who is eligible for benefits on or after January 1, 1996 under the Long-Term Disability Plan and whose benefits under the Long-Term Disability Plan are or will in the future be limited by reason of Section 505 of the Internal Revenue Code of 1986, as amended from time to time.

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                                   ARTICLE I

                                  DEFINITIONS

         The following terms as used herein shall have the meanings set forth below. All capitalized terms not defined below shall have the same meaning as in the Long-Term Disability Plan.

    (a) "Committee" shall mean the Corporate Employee Benefit Committee of Philip Morris Companies Inc. charged with the administration of the Plan as from time to time constituted.

    (b) "Compensation Limitation" shall mean the limitation of Section 505(b)(7) of the Code on the annual compensation of an Employee which may be taken into account under the Long-Term Disability Plan.

    (c) "Disability Benefit Equalization Allowance" or "Allowance" shall mean the amount payable under the Plan to a former Employee in equal monthly payments during a twelve (12) month period.

    (d) "Long-Term Disability Plan" shall mean the Philip Morris Long-Term Disability Plan, effective February 1, 1974, as amended from time to time.

    (e) "Plan" shall mean the Philip Morris Long-Term Disability Benefit Equalization Plan described herein and in any amendments hereto.

    (f) "Retirement Allowance" shall mean the total amount payable under the Retirement Plan and Benefit Equalization Plan during a twelve (12) month period to a former Employee for life. Any benefit payable to the Employee in any other form shall be converted to a Retirement Allowance in such manner as the Administrator deems fair and equitable.

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                                  ARTICLE II

                  DISABILITY BENEFIT EQUALIZATION ALLOWANCES

A. Disability Benefit Equalization Allowances payable under this Plan shall be as follows:

         (1) The Disability Benefit Equalization Allowance payable to a Disabled Employee who is eligible for a Disability Allowance under Article II, A(1)(b) or A(1)(c)(i) of the Long-Term Disability Plan shall equal the amount by which a Disability Allowance under such provisions of the Long-Term Disability Plan, if computed without regard to the Compensation Limitation, exceeds the amount of the Disability Allowance actually payable to the Disabled Employee under the Long-Term Disability Plan.

         (2) The Disability Benefit Equalization Allowance payable to a Disabled Employee who is eligible for a Disability Allowance under any other provision of the Long-Term Disability Plan shall be computed in the same manner as under the applicable provision of the Long-Term Disability Plan, provided, however, that (a) in computing such Disability Benefit Equalization Allowance under Article II, A(1)(c)(ii) of the Long-Term Disability Plan, the Retirement Allowance referred to in said Article II, A(1)(c)(ii) shall be computed without regard to the Compensation Limitation with respect to the compensation (as such term is defined in the Retirement Plan) of the Disabled Employee, (b) in computing such Disability Benefit Equalization Allowance under Article II, A(2)(c)(i) or (ii) of the Long-Term Disability Plan, the Retirement Allowance referred to in said Article II, A(2)(c)(i) and (ii) such Disabled Employee would have received shall be computed based on the assumptions set forth in said Article II, A(2)(c)(i) or (ii), but without regard to the Compensation Limitation and (c) the Disabled Employee's Pension Offset computed under Article I(v)(i)(A) and I(v)(ii)(A) of the Long-Term Disability Plan shall only be determined with respect to any Retirement Allowance payable under the Benefit Equalization Plan. The amount of the Disability Benefit Equalization Allowance shall be reduced by the amount of the Disability Allowance actually payable to the Disabled Employee under the Long-Term Disability Plan.

B.  Commencement and termination of Disability Benefit Equalization Allowances:

         A Disability Benefit Equalization Allowance payable to a Disabled Employee shall commence and terminate simultaneously with, and be paid in accordance with the terms of the Long-Term Disability Plan. An application for a Disability Allowance under the Long-Term Disability Plan shall be deemed an application for payment of a Disability Benefit Equalization Allowance under this Plan.

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                                  ARTICLE III

                    FUNDS FROM WHICH ALLOWANCES ARE PAYABLE

         The Company's obligations under this Plan shall not be funded. Payments of Allowances shall be made out of the general funds of the Company.

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                                  ARTICLE IV

          THE CORPORATE EMPLOYEE BENEFIT COMMITTEE AND ITS DELEGATEES

         The general administration of the Plan shall be vested in the Committee and the Administrator.

         All powers, rights, duties and responsibilities assigned to the Committee and the Administrator under the Long-Term Disability Plan applicable to this Plan shall be the powers, rights, duties and responsibilities of the Committee and the Administrator under the terms of this Plan.

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                                   ARTICLE V

                   AMENDMENT AND DISCONTINUANCE OF THE PLAN

         The Board may, by resolution, from time to time, and at any time, amend the Plan; provided, however, that authority to amend the Plan is delegated to the following committees or individuals where approval of the Plan amendment or amendments by the shareholders of Philip Morris Companies Inc. is not required: (1) to the Committee, if the amendment (or amendments) will not increase the annual cost of the Plan by $10,000,000, (2) to a management committee for employee benefits, if the amendment (or amendments) will not increase the annual cost of the Plan by $4,000,000, and (3) to the Administrator, if the amendment (or amendments) will not increase the annual cost of the Plan by $500,000.

         Any amendment to the Plan may effect a substantial change in the Plan, and may include (but shall not be limited to) any change deemed by the Philip Morris Companies Inc. to be necessary or desirable to obtain tax benefits under any existing or future laws or rules or regulations thereunder; provided, however, that no such amendment shall deprive any Disabled Employee of the Disability Benefit Equalization Allowance accrued to the time of such amendment.

         The Plan may be discontinued at any time by the Board; provided, however, that such discontinuance shall not deprive any Disabled Employee of his Disability Benefit Equalization Allowance accrued to the time of such discontinuance.

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                                  ARTICLE VI

                         CHANGE IN CONTROL PROVISIONS

A. In the event of a Change of Control, each Disabled Employee (including, for purposes of this Article VI, an Employee who incurs a disability prior to the Change in Control during the periods specified in Article II, A(1)(a) of the Long-Term Disability Plan, irrespective of his eligibility at the time of the Change in Control for disability benefits under the Social Security Act; provided, however, such Disabled Employee subsequently becomes eligible for disability benefits under the Social Security Act or becomes eligible for a Disability Allowance pursuant to Article II, A(1)(i) of the Long-Term Disability Plan, shall, upon the Change of Control, be entitled to a lump sum in cash, payable within 30 days of the Change of Control, equal to the actuarial equivalent of his Disability Benefit Equalization Allowance, determined using actuarial assumptions no less favorable than those used under the Philip Morris Salaried Employees' Retirement Plan immediately prior to the Change of Control.

B.  Definition of Change of Control

    "Change of Control" shall mean the happening of any of the following events:

         (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, and amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of Philip Morris Companies Inc. (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of Philip Morris Companies Inc. entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from Philip Morris Companies Inc., (ii) any acquisition by Philip Morris Companies Inc., (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by Philip Morris Companies Inc. or any corporation controlled by Philip Morris Companies Inc. or (iv) any acquisition by any corporation pursuant to a transaction described in clauses (i), (ii) and (iii) of paragraph (3) of this Section B; or

         (2) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the shareholders of Philip Morris Companies Inc., was approved by a vote of at least a majority of the

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    directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

         (3) Approval by the shareholders of Philip Morris Companies Inc. of a reorganization, merger, share exchange or consolidation (a "Business Combination"), in each case, unless, following such Business Combination,
    (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 80% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns Philip Morris Companies Inc. through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of Philip Morris Companies Inc. or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

         (4)  Approval by the shareholders of Philip Morris Companies Inc. of
    (i) a complete liquidation or dissolution of Philip Morris Companies Inc. or (ii) the sale or other disposition of all or substantially all of the assets of Philip Morris Companies Inc., other than to a corporation, with respect to which following such sale or other disposition, (A) more than 80% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially

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    the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) less than 20% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by any Person (excluding any employee benefit plan (or related trust) of Philip Morris Companies Inc. or such corporation), except to the extent that such Person owned 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities prior to the sale or disposition and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such sale or other disposition of assets of Philip Morris Companies Inc. or were elected, appointed or nominated by the Board.

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